KOL Webinar for Phase 1/2 PYNNACLE study of PC14586 from the 2023 AACR-NCI-EORTC International Conference October 12, 2023 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward looking statements.  Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for PC14586, including the timing of disclosures regarding clinical data updates of its current clinical trial for PC14586, expected therapeutic benefits of PC14586 including potential efficacy and tolerability, and our pipeline programs, plans regarding regulatory filings and approvals, including initiation of the potentially pivotal Phase 2 portion of the study, ongoing safety and response rate of participants in our clinical trials, as well as the overall success of its the current and future clinical trials for PC14586, and the adequacy of the data to support its regulatory approval, and our expectations regarding the therapeutic and commercial potential of our product candidates, as well as our cash runway forecast.  The words “believe,” “may,” “should,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements.  Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.  Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; the commencement, enrollment and completion of clinical trials and the reporting of data; the COVID-19 pandemic may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing.  Additional risks and uncertainties may emerge from time to time, and it is not possible for PMV Pharma’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made.  Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission.  We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Agenda David Mack, PhD President and Chief Executive Officer Aparna Parikh, MD Director Global Cancer Care Program, Mass General Hospital Deepika Jalota, PharmD Chief Development Officer Leila Alland, MD Chief Medical Officer Panel 01 02 03 04 Introduction AACR-NCI-EORTC 2023 Update and Clinical Experience Looking Ahead Phase 2 Q&A Session David Mack, PhD Aparna Parikh, MD Deepika Jalota, PharmD All

PMV Pharma is Harnessing the Power of p53 to Treat Cancer PMV’s lead candidate is PC14586, a first-in-class p53 Y220C reactivator The p53 Y220C mutation, a previously undruggable target, is found in 1% of solid tumors PC14586 has achieved clinical proof of concept with favorable safety and preliminary efficacy observed across multiple tumor types FDA End of Phase 1 meeting confirmed the RP2D, and a path for a single arm, tumor agnostic Phase 2 study to be initiated in early 2024 and plan to file an NDA in 2026 Favorable safety profile opens the opportunity to combine PC14586 with multiple standard of care regimens, including anti-PD1 Strong balance sheet ~$219MM as of June 30, 2023 with a cash runway into year end 2025

TP53 Y220C Hotspot Mutation is Detected across Solid Tumor Types

- *TP53* mutations are the most common genomic events across all human cancers[1]
- Most *TP53* mutations occur in the central DNA-binding domain and ten of them are referred to as 'hot-spot' mutations, accounting for ~30% of the TP53 mutations observed in human cancer[1–2]
- p53 Y220C is a key hot-spot TP53 missense mutation that destabilizes p53[1,3]
- **p53 Y220C is present in ~1% of all solid tumors[4]**

Frequency of *TP53 Y220C* Across Common Solid Tumors

Foundation Medicine Tissue and Heme assay test results collected between 1/1/12 and 12/31/2020



Breast	1%
Lung	1%
Pancreatic	1.4%
Gastric/Esophageal	1.1%
CRC	0.6%
Ovarian	2.9%
Prostate	0.5%

The prevalence of TP53 Y220C across different diseases was analyzed by using the FoundationInsights® web-based software platform to query a pan-solid tumor cohort of ~367,651 US-based, consented-for-research patients in the FoundationCore® Database[4] that received FMI's Commercial Tissue or Heme assays between 1/1/12 and 12/31/2020

CRC, colorectal cancer; DNA, deoxyribonucleic acid.

1. Baugh EH, et al. *Cell Death Differ.* 2018;25,154–160.
2. Roszkowska KA, et al. *Int J Mol Sci.* 2020;21:1334.
3. Bouaoun L, et al. *Hum Mutat.* 2016;37:865–876.
4. Westphalen CB, et al. *NPJ Precis Oncol.* 2021;20;5(1):69.

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PC14586 is a p53 Y220C-Selective First-in-Class p53 Reactivator Orally available small molecule designed to selectively bind to the pocket contained in the p53 Y220C mutant protein1 Stabilizes the p53 Y220C mutant protein in the wild-type p53 conformation, thereby restoring transcription and tumor-suppressor function1 Inhibits proliferation across all Y220C-expressing cell lines; increased sensitivity to PC14586 correlates with the absence of RAS pathway mutation MDM2, mouse double minute 2 homolog; KO, knockout; WT, wild-type. 1. Dumble M, et al. Cancer Res. 2021;81(13_Suppl):Abstract LB006. p53 Y220C PC14586 Tumor regression in vivo 0 Days Tumor volume (mm3) 5 10 15 20 25 0 500 1000 1500 2000 2500 Vehicle, QDx21 PC14586, 25 mg/kg, QDx21 PC14586, 50 mg/kg, QDx21 PC14586, 100 mg/kg, QDx21 PC14586 (μM) P21 or MDM2/GAPDH 0.01 0.1 1 10 0 20 40 60 NUGC-3 (Y220C) NUGC-3_KO (KO) SJSA-1 (WT) HCT 116 (WT) A-431 (R273H) C-33 A (R273C) TOV-112D (R175H) NCI-H2029 (Y220D) SU.86.86 (G245S) SF-295 (R248Q) EFE-184 (R282W) p21 MDM2 p53 transcriptional activity restored Stabilizes p53 Y220C mutant in the WT p53 conformation

Updated Phase 1 results from the PYNNACLE Phase 1/2 study of PC14586, a selective p53 reactivator, in patients with advanced solid tumors harboring a TP53 Y220C mutation Aparna Parikh, M.D., M.S. Director of the Global Cancer Care Program at Mass General Hospital Cancer Center

PYNNACLE

PYNNACLE Phase 1/2 Trial – Phase 1 Study Design

Patients With Advanced Solid Tumors Harboring TP53 Y220C Mutation

Patient Population

- ≥12 years of age
- Locally advanced or metastatic solid tumors harboring *TP53 Y220C*


1500 mg BID n=10
2500 mg QD n=13
2000 mg QD n=29
1500 mg QD n=10
1150 mg QD n=5
600 mg QD n=4
300 mg QD n=3
150 mg QD n=3

mTPI design; intrapatient dose escalation

Enrollment → 77 patients total with 67 patients in the therapeutic dose range as of September 5, 2023

Primary objective	• Determine MTD, select RP2D, and evaluate safety and tolerability
Secondary objectives	• PK • Preliminary efficacy
Exploratory objectives	• Biomarkers/PD

BID, twice daily; MTD, maximum tolerated dose; mTPI, modified toxicity probability interval design; QD, once daily

NCT study identifier: NCT04585750

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Patient Demographics and Disease Characteristics Efficacious dose range (1150 mg QD to 1500 mg BID) Cancer Type, n (%) n=67 Age, years Median (min–max) 63 (32–84) Sex, n (%) Female Male 41 (61) 26 (39) Race, n (%) White Asian Black or African American Other Not Reported/Unknown 51 (76) 5 (7) 6 (9)  1 (1) 4 (6) ECOG status, n (%) 0 1 22 (33) 45 (67) Prior systemic therapies, n (%) 1 2 ≥3 Not reported Median (min–max) 6 (9) 19 (28) 37 (55) 5 (6) 3 (1-9) Germline TP53 Y220C, n (%) Negative Positive 66 (99) 1 (1) KRAS status, n (%) Wild type KRAS Single Nucleotide Variant (SNV) 50 (75) 17* (25) “Other” include sarcoma, cholangiocarcinoma, esophageal cancer, gastro-esophageal cancer, germ cell tumor, pleomorphic rhabdomyosarcoma, small intestine cancer, and urothelial cancer * 12 pancreas, 3 colon, 1 small intestine, 1 cholangiocarcinoma

PMV-586-101 Phase 1: Efficacy Evaluable Population Efficacious Dose Range (1150 mg QD to 1500 mg BID) Full Analysis Set   N=67 All treated patients within the Efficacious Dose Range (1150 mg QD to 1500 mg BID) Efficacy Evaluable with  TP53 Y220C / KRAS WT N=38 All treated patients with measurable disease, TP53 Y220C and KRAS WT, and ≥ 1 post-baseline assessment Efficacy Evaluable  N=51 All treated patients with measurable disease and ≥ 1 post-baseline assessment  16 patients - 4 with non-measurable disease - 1 ongoing without first scan yet - 11 did not reach first scan 13 patients with KRAS SNV - 9 pancreatic - 3 colorectal - 1 small intestine

Target Lesion Reduction Across Tumor Types

PYNNACLE

Efficacious dose range TP53 Y220C / KRAS WT (1150 mg QD to 1500 mg BID)



Best change in tumor target lesion (%)
60
40
20
0
-20
-40
-60
-80
Ovary
Other
Colon
Breast
Prostate
Small Cell Lung
Endometrial
PD PD SD SD
PD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR
Tumor shrinkage observed in 87% of patients

Includes patients with measurable disease at baseline and ≥ 1 post-baseline assessment. One SCLC patient without tumor measurement at 1st scan is not represented
Other tumor types include sarcoma, esophageal cancer, germ cell tumor, pleomorphic rhabdomyosarcoma, and urothelial cancer

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Confirmed Responses at RP2D And Across Efficacious Dose Range In Multiple Tumor Types TP53 Y220C / KRAS WT Patients RP2D 2000 mg QD N=16 Efficacious Dose Range 1150 mg QD – 1500 mg BID N=38 ORR n (%) ORR n (%) Overall Partial Response (PR) Stable Disease (SD) Progressive Disease (PD) 6 (38%) 6 8 2 13 (34%) 13 20 5 Tumor type RP2D 2000 mg QD N=16 Efficacious Dose Range 1150 mg QD – 1500 mg BID N=38 ORR n (%) ORR n (%) Ovary 2/5 (40) 7/15 (47) Breast 2/3 (67) 3/8 (38) Small cell lung 0/1 (0) 1/2 (50) Endometrial 1/1 (100) 1/1 (100) Other solid tumors 1/6 (17) 1/12 (8) 38% confirmed ORR at the RP2D 7 months median Duration of Response

Time to Response & Duration of Treatment Efficacious Dose Range – TP53 Y220C/KRAS WT Includes all patients with measurable disease at baseline, KRAS WT and ≥ 1 post-baseline assessment (n=38) Data cut-off Sep 5, 2023 Treatment post-progression First response Treatment ongoing Ovary Endometrial SCLC Other Ovary Ovary Ovary Ovary Prostate Ovary Ovary Prostate Ovary Ovary Breast Prostate Breast Breast Breast Other Breast CRC Ovary Ovary CRC Prostate Other Breast Prostate Ovary Breast Ovary Breast Ovary Ovary Other Other SCLC

PC14586 Displays Linear and Dose Proportional PK Median PC14586 T1/2 of 19 hours at steady state across all patients allowing for QD dosing

PC14586 Demonstrated a Favorable Safety Profile

Efficacious dose range (1150 mg QD to 1500 mg BID)

All TRAEs (≥ 5% of Patients) Preferred Term, n (%)	Max CTCAE				
	Overall n=67	1	2	3	4
Any TRAE	**60 (89.6)**	**16 (23.9)**	**27 (40.3)**	**16* (23.9)**	**1** (1.5)**
Nausea	34 (50.7)	22 (32.8)	11 (16.4)	1 (1.5)	
Vomiting	29 (43.3)	16 (23.9)	12 (17.9)	1 (1.5)	
Blood creatinine increased	18 (26.9)	10 (14.9)	8 (11.9)		
Diarrhea	13 (19.4)	12 (17.9)		1 (1.5)	
Fatigue	13 (19.4)	8 (11.9)	5 (7.5)		
ALT increased	12 (17.9)	4 (6.0)	5 (7.5)	3 (4.5)	
AST increased	11 (16.4)	7 (10.4)	2 (3.0)	2 (3.0)	
Anemia	10 (14.9)	1 (1.5)	6 (9.0)	3 (4.5)	
Decreased appetite	7 (10.4)	2 (3.0)	4 (6.0)	1 (1.5)	
Proteinuria	6 (9.0)	1 (1.5)	5 (7.5)		
Rash maculo-papular	6 (9.0)	1 (1.5)	3 (4.5)	2 (3.0)	
Headache	5 (7.5)	4 (6.0)	1 (1.5)		
Lipase increased	5 (7.5)	4 (6.0)		1 (1.5)	
Platelet count decreased	4 (6.0)	1 (1.5)	1 (1.5)	2 (3.0)	
Amylase increased	4 (6.0)	3 (4.5)	1 (1.5)		
Dehydration	4 (6.0)		4 (6.0)		

TRAEs were mostly grade 1/2

Most frequent TRAEs were nausea and vomiting which improved when PC14586 was given with food

Low rate (3%) of drug discontinuation due to a TRAE

*Includes 5 additional grade 3 treatment-related adverse events: neutrophil count decreased, acute kidney injury, pancreatitis, pneumonitis, and rash erythematous
** Includes 1 patient with grade 4 immune thrombocytopenia. AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; BID, twice daily; CTCAE, Common Terminology Criteria for Adverse Events; QD, once daily.

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Patient with Triple Negative Breast Cancer with Rapid Onset of Response carbo, carboplatin; pac, paclitaxel; pembro, pembrolizumide; cp, cyclophosphamide; dox, doxorubicin; NGS, next-generation sequencing; PR, partial response; QD, once daily; TNBC, triple negative breast cancer. Baseline Post cycle 3 Prior treatment course: Neoadjuvant therapy (carbo + pac + pembro followed by cp + dox + pembro) Bilateral mastectomy followed by pembro maintenance, radiotherapy, and breast reconstruction Pegylated liposomal doxorubicin for disease recurrence Progressive disease in axilla with extensive skin lesions on adjacent breast and arm, limiting mobility TP53 Y220C detected by NGS PC14586 2000 mg QD was started Rapid, visible reduction in arm swelling and improved mobility of arm and fingers within the 1st week PR at 6 weeks (41% reduction in axilla lesion) confirmed at 12 weeks and ongoing   51-year-old woman with metastatic TNBC Images courtesy of Dr. Shivaani Kummar, OHSU

Conclusion PC14586 demonstrated single agent clinical efficacy in heavily pre-treated patients across multiple TP53 Y220C and KRAS WT tumor types. A favorable safety profile was observed, with improvement in gastrointestinal adverse events when PC14586 is taken with food. Based on the overall data, 2000 mg QD was selected as the RP2D. The PYNNACLE registrational Phase 2 trial will assess PC14586 as monotherapy at the RP2D of 2000 mg QD in patients with TP53 Y220C mutation and KRAS WT advanced solid tumors.

Looking Ahead & Phase 2

Defined Registration Paths in Ovarian and Tumor Agnostic Patient Populations

PYNNACLE

FDA alignment on RP2D, patient population and pivotal single arm Phase 2 study design obtained at EOP1 Meeting

Patient Population

- Aged ≥ 12 years
- Locally advanced or metastatic solid tumors, excluding primary CNS tumors
- Documented *TP53 Y220C* and *KRAS* WT only
- Prior standard therapy or ineligible for appropriate standard of care therapy

Cohorts

Basket N = 114 **PC14586 at 2000mg QD**	Cohort 1:	Ovarian cancer	n = 42
	Cohort 2:	Lung cancer	n ~18
	Cohort 3:	Breast cancer	n ~18
	Cohort 4:	Endometrial cancer	n ~18
	Cohort 5:	All other solid tumors	n ~18

Opportunity to accelerate development of specific tumor types while also pursuing a tumor-agnostic strategy

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Most TP53 Y220C Patients are KRAS WT

Overall, approximately 90% TP53 Y220C patients are KRAS WT



Breast cancer
Prostate cancer
Ovarian cancer
Endometrial cancer
Lung cancer
Colorectal cancer
Pancreatic cancer
All Other Solid Tumors
99%
98%
97%
90%
87%
54%
6%
91%
% KRAS WT in TP53 Y220C
–
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Y220C and KRAS WT
KRAS Mutant

PMVPharma

Source: The prevalence of TP53 Y220C and KRAS across different diseases was analyzed by using the FoundationInsights® web-based software platform to query a pan-solid tumor cohort of ~367,651 US-based, consented-for-research patients in the FoundationCore® Database[4] that received FMI's Commercial Tissue or Heme assays between 1/1/12 and 12/31/2020

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Tumor Type TP53 Y220C Frequency (%)1 Patients (US) TP53 Y220C / KRAS WT 1,2 SOC ORR (%) all-comer, 2L+ 3-8 All Solid Tumors ~1 14,000+ <15 Ovarian 2.9 1,200 12 (platinum-resistant) Breast 1 2,800 12 (3L+, all subtypes) Lung 1 1,800 <15 (NSCLC 3L) 7 (SCLC 2L) Endometrial 1.1 700 <15 (3L) PC14586 May Benefit 14,000+ patients/yr with solid tumors in the US Favorable Preliminary Efficacy Relative to Standard of Care (SOC) in 2L+ 1 Foundation Insights, Schram et al. AACR-NCI-EORTC Conference 2023 2 Incidence based on Cancer Facts & Figures, 2021; Ovarian Cancer: DRG Epidemiology Report 2021 3 Pujade-Lauraine, E. et al. 2014 4 Cortes, J. et al. 2011 5 Herbst, R.S. et al. 2016 6 Fehrenbacher, L. et al. 2018 7 O’Brien, M. et al. 2006 8 Makker, V. et al. 2022 9 Donehower et al. 2019 10 Sadighi et al. 2017 11 Li et al 2019 12 Tuna et al 2019 TP53 MUTATED TUMORS Have correlated with poor clinical survival and outcomes across multiple tumor types9-12 HIGH UNMET NEED Phase 2 will enable the generation of additional patient data across multiple tumor types to support a tumor agnostic approach

PC14586 – Advancing to a Phase 2 Single Arm Pivotal Study Single-agent clinical activity observed across multiple tumor types supporting continued tumor agnostic development Acceptable safety profile with Grade 1 / 2 adverse events most frequently observed Successful FDA EOP1 meeting completed in Q3 2023 Confirmed RP2D with a single-arm Phase 2 design to support a potential accelerated approval

2023 2024 2025 2026 Monotherapy (PC14586) Combination (PC14586 + pembro) PC14586: On a Path to NDA Submission in 2026 Phase 1b Phase 1 Phase 2 registrational NDA

Key Upcoming Milestones Program Update Timing PC14586 Monotherapy Initiate Phase 2 trial 2024 Initial Phase 2 data 2025 Planned NDA submission 2026 PC14586 + PD1 Combination Study Initial Phase 1b data 2024 Cash Balance As of June 30, 2023 $219mm

Q&A Session